CERTIFICATE OF AMENDMENT
                                       TO
                              CERTIFICATE OF TRUST
                                       OF
                           PIONEER GLOBAL EQUITY FUND


         THIS Certificate of Amendment, dated October 9, 1996, to the Certificate of Trust dated July 26, 1996, of Pioneer Global Equity Fund (the "Trust") is being duly executed and filed by the persons named below as Trustees, to amend the Certificate of Trust filed by the Trust on July 29, 1996 with the office of the Secretary of State of the State of Delaware.

         1. AMENDMENT. Effective as of October 9, 1996, the name of the Trust is changed from "Pioneer Global Equity Fund" to "Pioneer World Equity Fund."

         IN WITNESS WHEREOF, the undersigned being a Trustee of the Trust has executed this Certificate of Amendment as of the date first above-written.

                                          /S/JOHN F. COGAN, JR.
                                          ---------------------
                                          John F. Cogan, Jr.
                                          As Trustee and not individually

                                          /S/MARGARET B. W. GRAHAM
                                          ------------------------
                                          Margaret B. W. Graham
                                          As Trustee and not individually

                                          /S/JOHN W. KENDRICK
                                          -------------------
                                          John W. Kendrick
                                          As Trustee and not individually

                                          /S/MARGUERITE A. PIRET
                                          ----------------------
                                          Marguerite A. Piret
                                          As Trustee and not individually

                                          /S/DAVID D. TRIPPLE
                                          -------------------
                                          David D. Tripple
                                          As Trustee and not individually

                                          /S/STEPHEN K. WEST
                                          ------------------
                                          Stephen K. West
                                          As Trustee and not individually

                                          /S/JOHN WINTHROP
                                          ----------------
                                          John Winthrop
                                          As Trustee and not individually